Sale Of Assets	12 Months Ended
Dec. 31, 2011
Sale Of Assets [Abstract]
Sale Of Assets
Sale of Assets
On March 31, 2009, the Company sold its Informacast software and equipment to Singlewire Software, LLC (“Singlewire”), a newly formed entity that includes as its owners former CDW senior management. The sale price was $7.1 million, composed of a cash sale price of $5.2 million and an equity interest in Singlewire valued at $1.9 million. The equity interest constituted 25% of the equity units outstanding at the time of the transaction. The investment in Singlewire is accounted for under the equity method of accounting for investments, whereby the carrying amount of the investment is increased to reflect the Company’s share of income and reduced to reflect the Company’s share of losses or the dividends received by the Company.
The Company recorded a non-operating pre-tax gain on the sale of $2.1 million in its consolidated statement of operations in the first quarter of 2009. In recording the transaction, the Company removed from its consolidated balance sheet as of March 31, 2009, goodwill attributable to the Informacast business ($3.9 million) and the net book value of the Informacast software intangible asset ($1.3 million).